POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ K. Dun Gifford
--------------------------------                                       Trustee
K. Dun Gifford


                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Charles A. Austin III
-----------------------------                                          Trustee
Charles A. Austin III



                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Laurence B. Ashkin
--------------------------------                                       Trustee
Laurence B. Ashkin



                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ William Walt Pettit
--------------------------------                                       Trustee
William Walt Pettit



                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ James S. Howell
--------------------------------                                       Trustee
James S. Howell




                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Leroy Keith, Jr.
--------------------------------                                       Trustee
Leroy Keith, Jr.





                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Gerald M. McDonnell
--------------------------------                                       Trustee
Gerald M. McDonnell





                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Thomas L. McVerry
--------------------------------                                       Trustee
Thomas L. McVerry





                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ David M. Richardson
--------------------------------                                       Trustee
David M. Richardson






                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title


/s/ Richard J. Shima
--------------------------------                                       Trustee
Richard J. Shima





                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title



/s/ Michael S. Scofield
--------------------------------                                       Trustee
Michael S. Scofield





                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                                                              Title



/s/ Russell A. Salton, III, M.D.                                       Trustee
--------------------------------
Russell A. Salton, III M.D.




                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute Maureen E. Towle, Michael H. Koonce,
T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.


Signature                              Title




/s/ William J. Tomko
-----------------------                President and Treasurer
William J. Tomko